Consent of Independent Certified Public Accountant

         I consent to the use in this Registration Statement, SEC File
No. 333-67204, on Form SB-2 of my report dated August 3, 2001, relating to the financial statements Reel Staff, Inc., and to the reference to my firm under the caption "Experts" in the Prospectus.

                                         /s/ Quintanilla

                                         A Professional Accountancy Corporation
                                         Laguna Niguel, California

                                         September 25, 2001